IIVI INVESTOR PRESENTATION August 13, 2019 Exhibit 99.1

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include: (i) the ability of II-VI Incorporated (“II-VI”) and Finisar Corporation (“Finisar”) to complete the proposed transaction on the anticipated terms and timing or at all, (ii) potential litigation relating to the proposed transaction, (iii) inherent risks and costs associated with the integration of the businesses and achievement of the anticipated synergies, (iv) potential disruptions from the proposed transaction that may harm the parties’ respective businesses, (v) the ability of the parties to retain and hire key personnel, (vi) adverse legal and regulatory developments or determinations that could delay or prevent completion of the proposed transaction, and (vii) the ability of II-VI to consummate financing related to the transaction. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, and in Finisar’s Annual Report on Form 10-K for the year ended April 28, 2019, filed with the SEC on June 14, 2019. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-2290520) filed by II-VI with the SEC in connection with the proposed transaction. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Safe Harbor Statement

II-VI At a Glance

Regions 41% 24% 10% Europe North America China Japan ROW Q4 FY2019 Revenue 6% 19% Segments 24% 49% 27% II-VI Photonics II-VI Laser solutions II-VI Performance Products Q4 FY2019 Revenue Semi. Equip. Life Science Other Military 47% 23% 13% Markets Industrial Optical Communications Q4 FY2019 Revenue 14 Countries 52 Worldwide Locations 12,000+ Worldwide employees 362.7M Q4 FY2019 Revenue II-VI Overview Core Competency ENGINEERED MATERIALS Refers to groups II and VI of the Periodic Table of Elements “TWO SIX”

New Growth Markets EUV Lithography SiC for Wireless SiC for EV 3D Sensing Core Markets Optical Communications Industrial Lasers Military Our Core & Growth Markets

20+ Years of Tremendous Value Creation by Integration of Acquisitions



$1,159
$972
$827
$742
$683
$551
$516
$487
$333
$292
$316
$225
$224
$187
$143
$128
$114
$123
$74
$62
$61
$53
$38
$28
II-VI
NASDAQ
S&P 500
IPO 1987
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Micro-optics
Virgo Optics

Micro-optics
Lighting Optical

ZnSe Growth
Laser Power Corp

Silicon Carbide
Litton SIC Group

UV Filters
Laser Power Corp

Thermo-electric Coolers
Marlow Industries

Selenium Refinery
Pacific Rare Metals

Laser Processing Heads
Highyag

Micro-optics
Photop Technologies

Conformal Patterning
Max Levy Autograph

Optical Channel Monitors
Aegis Lightwave

Metal Matrix Components
M Cubed Technologies

Military & Aerospace Optical Systems
LightWorks Optics

Advanced Coatings
Oclaro Optical Coatings

Optical Amplifiers
Oclaro Optical Amplifier

Semiconductor Lasers
Oclaro Semiconductor Laser

Epiwafer Foundry
Epiworks

GaAs & GaN-SiC Devices
Anadigics

Compound Semi. Wafer Fab
Kaiam Laser Limited(U.K. Fab)

Faraday Rotator
Integrated Photonics

Direct Diode Lasers
Direct Diode

Acquisition History

Nasdaq IIVI

II-VI

Page 6

Proven Integration Playbook Focused on Operational Improvements and Investing for Growth Oclaro Semiconductor Laser Business Case Study Semiconductor Laser business Target had a high unit cost structure With vertical integration and wide applicability in optical and industrial markets, II-VI drove margin expansion over subsequent years II-VI Laser Enterprise Revenue and Operating Margin Then (@ Acquisition) Oclaro’s semiconductor laser business was acquired in FY2014. 1 Now Revenue Op. Margin Transaction Overview (45%) 60% FY14 FY19 Operational Excellence

Acquisition of Finisar

A Powerful Combination

$2.5B
Pro Forma Revenue[1]

$570M
Pro Forma EBITDA[1]

70
Locations Worldwide
Diversified Global Footprint


II-VI
FINISAR

7 Target End Markets

$22B
Addressable Market Size[2]

24K+
Total Employees Worldwide

Note: Pro forma Revenue and EBITDA represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar.

1. Represents LTM 09/30/2018 for II-VI plus LTM 07/29/2018 for Finisar and includes $150mm run-rate synergies for EBITDA. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges.
2. 2022 estimated market size. Includes 3D Sensing, Power Devices for Automotive and Wireless RF size from Yole, Optical Communications from Lightcounting and Ovum, Industrial Processing, Military, Life Sciences from Strategies Unlimited.

II-VI
Page 9

Proliferation of Cloud Services Strategic Window of Opportunity Now Right Technology + Right Team + Right Time Inflection Point CAGR 16% CAGR 20% TAM ($B) Combined broad base of talent, technology and manufacturing enhances our ability to hit market windows today Window of Opportunity1 Electric & Autonomous Vehicles Accelerated deployments in Mobile & 5G Communications 3D Sensing Increased Data and Video Consumption Disruptive Megatrends Note: Market size forecast from Lightcounting, Ovum and Yole.

Irreversible Megatrends | Addressing Multiple Strong and Growing Markets

	3D Sensing & LiDAR	Optical Communications	RF Electronics in Wireless	Power Electronics For Green Energy
Materials	GaAs | InP	GaAs | InP | Si Photonics	GaAs | GaN/SiC | Diamond	SiC
Application	For 3D sensing in consumer electronics & LiDAR in automotive	For terrestrial, submarine & wireless optical infrastructure and datacenters	For 4G remote radio heads, 5G beam forming antennas & RF electronics	For electric vehicles (EV/HEV), smart grid power switching, solar and wind energy
2022 Market	$2.9B	$12.1B	$1.1B	$1.2B
2018-22 CAGR	60%	13%	26%	27%






5G









Source: 3D Sensing & LiDAR, Wireless RF and Power Electronics for Green Energy from Yole, Optical Communications from Lightcounting and Ovum.

II-VI

Page 11

Finisar Brings Significant Next-Generation Technologies For Communications, 3D Sensing, and LiDAR Enabling New Market Growth LCoS Diffraction Gratings Coherent Tx+Rx Assemblies Coherent Tunable Laser Tunable Laser + InP Modulator High-Speed InP DML I-Temp Tunable DBR Laser + MZ Mod High-Speed GaAs VCSEL 2D VCSEL Array Transimpedance Amplifier Laser Driver Silicon Photonics PIC + EIC Clock & Data Recovery WSS Optics Integrated Circuits InP GaAs Telecom Transceiver Technology Datacom Transceiver Technology ROADMs 3D Sensing

II-VI’s GaAs Platform + Finisar’s InP Platform = Enhanced competency in 3D Sensing and LiDAR Optimization of R&D, Capital and Asset Utilization = Faster Time to Market Vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world = RF Devices and advanced optoelectronic device integration VCSEL Arrays For 3D Sensing & LiDAR CAGR (’18-22): +60% Source: Yole Most Compelling Platform for 3D Sensing & LiDAR The iPhone Is Just The Tip of the Iceberg For Potential Applications Tablets Security / Biometrics Auto LIDARs VR / AR eCommerce Video Game Consoles

Growth Opportunities in 5G Mobile Infrastructure

	Backbone Network	5G OPTICAL ACCESS: Front- & Backhaul Network	5G RF: Base Stations / Handsets



II-VI
Line Cards
FINISAR
Coherent TRx
FINISAR
HPC WSS
II-VI
LPC WSS
FINISAR
25G FH TRx
FINISAR
Bidi DWDM TRx
II-VI
Amplifiers
II-VI
OCM/OTDR
II-VI
DWDM Filters
II-VI
Subsystems
FINISAR
100G BH TRx
II-VI
GaN/SiC RF
II-VI
GaAs RF

	Backbone Network		Front- & Backhaul Network		Base Stations / Handsets	
2022 TAM:	$2.4B	Source: LightCounting Note: TAM is all inclusive (not exclusively 5G driven)	$1.4B	Sources: LightCounting & II-VI Estimates	$1.1B	Sources: Yole, JP Morgan & II-VI Estimates (GaN/SiC RF includes 4G & 5G)
2018-22 CAGR:	13%		124%		63%	

2017
- Global backbone buildouts in anticipation of 5G traffic

2018
- II-VI signs agreement with SEDI to develop GaN/SiC on 150 mm
- 5G optical access deployments begin in Asia to support 5G New Radio

2019
- 5G mmWave standard to drive GaN/SiC RF demand
- 5G Smartphones & IoT to drive 5G GaAs RF demand, 5G Optical Access deployments continue

2020
- II-VI to complete qualification & to begin production of GaN/SiC
- 5G service to become broadly available

WSS: Wavelength Selective Switch; HPC/LPC: High/Low Port Count;
OCM: Optical Channel Monitor
OTDR: Optical Time Domain Reflectometer
TRx: Transceiver; FH: Front-haul; BH: Backhaul; RF: Radio Frequency
BiDi: Bidirectional; DWDM: Dense Wavelength Division Multiplexing

II-VI
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II-VI’s GaAs & SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets Collaboration with SEDI for GaN/SiC RF electronics For wireless: efficient, high power RF amplification with GaN/SiC HEMT Thin-film diamond on silicon for next generation high speed wireless electronics GaN/SiC for RF Electronics Market CAGR (‘18-’22): 26% Source: Yole A world leading supplier of SiC substrates 5G WIRELESS Remote Radio Head Beam-forming Antenna For 4G & 5G Wireless Antennas For RF Devices in Wireless Handsets SiC Substrates GaAs Epiwafers GaAs pHEMT For RF Applications in Wireless 4G WIRELESS RF Electronics for Wireless Infrastructure

II-VI’s SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets High efficiency voltage and power conversion = SiC MOSFETs for Green Energy SiC for High Power Electronics Market CAGR (’18-’22): 27% Source: Yole A world leading supplier of SiC substrates DC-DC Converter Bi-Directional Converter/ Inverter/ Electric Motor HV Battery Electric Charger Applications Electric cars (EV/HEV) Solar & Wind Energy Smart Grid Power Switching Power Electronics for Green Energy

II-VI and Finisar Both Positioned for Near Term Margin Expansion, with Added Benefits from Combination Key Drivers of Margin Improvement Significant traction for 100G CWDM4 Gen3 platform Large upside potential for 200G and 400G CDWM4 from Hyperscale customers Developing a complete portfolio of 400G solutions Design wins for next-generation coherent products Ramp in Silicon Carbide and 3D-Sensing Increasing vertical integration Estimated $150 million run-rate cost synergies Improved time to market, time to profitability and time to scale Combination

Significant Value Creation Potential from Synergies

		Annual Estimated Synergies Achieved Within 36 months
Cost of Goods Sold	▪ Supply chain management - Procurement ▪ Infeed - Internal supply of enabling materials and components	**~$85 million**
Research & Development	▪ More efficient R&D with scale ▪ Complementary engineering and design teams	**~$65 million**
General & Administration	▪ Consolidation of overlapping corporate costs ▪ Optimization of operating model	
Sales & Marketing	▪ Savings from scale	
	Total	**~$150 million**

II-VI

Page 18

II-VI and Finisar have combined EBITDA generation today of $570mm1,2 including estimated $150mm run-rate synergies Combined company has a strong deleveraging profile, with significant deleveraging expected from 4.1x at announcement to under 2.5x in two years post close II-VI expected to maintain ongoing ability to maximize strategic opportunities Represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Includes $150mm run-rate synergies. Strong Deleveraging Profile 2 4.1x

Phase Timing SAMR Activity Submission 12/29/2018 ----- Pre-Registration Period No maximum length of time SAMR requests additional information from parties Registration Feb. 20, 2019 SAMR registers the filing Phase I, II, & III Registration Date + 180 days, ending August 17, 2019 SAMR contacts third parties, engages in discussion with customers, conducts market studies, and review key points with companies Refile with SAMR Refile Date + 180 days Continuing review inline with initial process. Expected completion timing Fall 2019 China - SAMR Process Overview

II-VI Additional Markets

II-VI Core Market | Industrial Laser Materials Processing

High Power Semiconductor Lasers & Laser Optics

- A full suite of components for multiple laser modalities
- Strong CO_2 deployed base in active use and strong secondary market
- Industrial laser components: 25-35% of worldwide revenue


FIBER LASER OPTICS


CO2 LASER OPTICS


LASER BARS


CUTTING HEADS


DIRECT DIODE LASER ENGINE



Laser Components, Processing Heads, Beam Delivery Optics / Components

Fiber Lasers Market CAGR ('17-'22): +8%
Direct Diode Market CAGR ('17-'22): +7%
Source: Strategies Unlimited
CO2 laser optics: 15-20%
One micron products: 15-20%

II-VI
Page 22

Military-Aerospace business serves four strategic areas Intelligence surveillance & reconnaissance (ISR) Missiles and ordnance EMI & survivability Highly differentiated core capabilities & products Materials engineered in-house Complex electro-optics sub-assemblies with high value add Emerging strategic platforms World leader in large sapphire panel output 24,000 sf dedicated facility Infrared Countermeasure Systems Market CAGR (’17-’22): +8% Source: Strategies Unlimited II-VI Core Market I Military

II-VI Growth Applications | EUV Lithography

- EUV Lithography already started for 7 nm node production
- Multiple II-VI products used in each EUV system, ~1-2% of total value
- Products leverage II-VI materials: ZnSe, CdTe, CVD Diamond and RBSiC




REAR MIRRORS


OUTPUT COUPLERS


MODULATOR


REACTION BONEDED SIC


CVD DIAMOND

EUV Lithography Systems
Market CAGR ('16-'22): 9%
Source: Allied Market Research

Structural Ceramic Subsystems
EUV Source System: Focusing Optics
Beam Transport System
CO2 System: Seed Laser, Power Amplifiers


EUV Lithography System

II-VI
Page 24

II-VI Financial Summary

End Market Distribution of Full Year FY18 Revenue Reported Segments FY18 Revenue FY18 Op Margin – GAAP / Non-GAAP FY18/FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions ** $406M 10% / 12% 28% 67% (1%) 12% 3%* 7% 11% Photonics ** $487M 13% / 17% 10% 13% 77% 0% 3% 7% Performance Products $266M 13% / 15% 24% 15% (2%) 13% 40% * 19% 13% II-VI Consolidated $1,159M 12% / 15% 19% 33% (1%) 39% 10% 8% 10% * Now managed in Performance Products as of Q4FY18 ** The Laser Solutions and Photonics’ results adjusted for the LSG move from Laser Solutions to Photonics II-VI Segment Revenue by End Markets for Full Year FY18

End Market Distribution of Q4FY19 Revenue Reported Segments Q4FY18 Revenue Q4FY19 Revenue Q4FY19 Op Margin – GAAP / Non-GAAP Q4FY19/ Q4FY18 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $108M $87M 11% / 13% (19%) 67% (1%) 10% 5% 9% 9% Photonics $133M $178M 13% / 16% 34% 9% 83% 0% 2% 6% Performance Products $80M $98M 14% / 17% 23% 13% (3%) 15% 43% 17% 12% II-VI Consolidated $321M $363M 11% / 16% 13% 24% (1%) 47% 13% 8% 8% II-VI Segment Revenue by End Markets for Q4FY19

End Market Distribution of Full Year FY19 Revenue Reported Segments FY19 Revenue FYY19 Op Margin – GAAP / Non-GAAP FY19/FY18 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $397M 10% / 12% (2%) 62% (1%) 12% 5% 9% 12% Photonics $639M 13% / 17% 31% 9% 82% 0% 3% 6% Performance Products $327M 13% / 17% 23% 18% (5%) 13% 41% 17% 11% II-VI Consolidated $1,363M 11% / 15% 18% 27% (2%) 45% 11% 8% 9% II-VI Segment Revenue by End Markets for Full Year FY19

GAAP Expectations II-VI Only Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY18 FY16 FY17 Shareholder’s Equity $247M $218M $271M $161M $123M $118M $439M $235M $342M $1,024M $782M $900M Cash and Liquidity FY19 $205M $178M $467M $1,133M FY19 (Actual) FY20 (Fcst) Gross Margin 38.3% 39% - 41% EBITDA 17.9% 17.5% - 20% Operating Margin 10.9% 11%-13% Typical industry EPS adjustments are detailed at the end of this presentation. II-VI Financial Trends

Appendix

Transaction Consideration Approximately $3 billion of total equity value Finisar shareholders to own approximately 31% of the combined company Per Share Consideration $15.60 in cash and 0.2218x shares of II-VI common stock Exchange ratio set at announcement based on total consideration to Finisar shareholders of $26.00 per share Sources of Financing $2.0 billion of new funded debt that is fully syndicated $450 million New Revolving Credit Facility (which we do not expect to draw for the transaction) $1,975 million New Term Loans 1 $709 million of combined balance sheet cash $1,219 million of equity issued to Finisar shareholders Approval Process Approval by II-VI and Finisar shareholders Regulatory approvals Expected Closing Fall CY2019, subject to customary closing conditions Financial Highlights Up to $100 million of expected annual cost synergies realized within 24 months of transaction close; up to $150 million within 36 months of transaction close Detailed merger integration plan in place to catalyze growth Rapid deleveraging expected, from 3.5x net total leverage at close 2 to under 1.0x net total leverage by FYE 2022 Transaction Summary Currently reflects $1,175 million of Term Loan A and $800 million of Term Loan B after Term Loan A upsize in January 2019 Agent Round. Assumes cash balance of $288 million, total debt of $2,351 million and PF Adj. EBITDA of $588 million given 6/30/19 close.

Transaction Financing $2.0 billion new funded debt, fully committed financing $450 million unfunded revolver at close Pro-forma Capitalization Statistics ($ in billion) x LTM EBITDA (w/ synergies)1 Gross Debt $2.4 4.0x Cash $0.3 0.5x Net Debt $2.1 3.5x Deleveraging and Capital Allocation Combined company has a strong deleveraging profile Rapid deleveraging expected, from 3.5x net total leverage at close 2 to under 1.0x net total leverage by FYE 2022 Ongoing ability to maximize strategic opportunities Represents statistics at 06/30/2019 close. Includes $150mm run-rate synergies. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Assumes cash balance of $288 million, total debt of $2,351 million and PF Adj. EBITDA of $588 million given 6/30/19 close. Finisar Transaction Financing

II-VI Historical GAAP EPS and Adjusted EPS Equivalent To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies II-VI Consolidated Summary of Typical Industry Non-GAAP Adjustments Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Amortization 3.2 3.2 3.1 3.2 3.6 3.8 3.6 3.6 3.7 4.1 4.2 4.6 Share Based Comp - COGS 0.7 0.6 0.7 0.5 1.0 0.8 0.4 0.6 1.0 0.5 0.9 0.8 Share Based Comp - SGA 3.4 3.3 3.8 3.0 5.3 4.5 3.2 3.8 4.3 4.5 7.0 6.0 M&A Related Expenses - - - 0.3 2.0 - - - 1.9 8.6 4.1 4.8 7.3 7.1 7.6 7.0 11.9 9.1 7.2 8.0 10.9 17.7 16.2 16.2 Tax - - - (8.4) - - (0.1) (0.2) - (0.1) (0.2) (0.4) Impact of the “Tax Cuts and Jobs Act” and Company Actions - - - - - 15.8 (6.5) (1.3) - - - - PAT 7.3 7.1 7.6 (1.4) 11.9 24.9 0.6 6.5 10.9 17.7 16.0 15.8 Outstand Shares 63.6 64.4 65.0 65.0 65.3 65.0 72.4* 65.1 66.2 65.7 65.7 65.7 EPS Impact of Typical Industry Non-GAAP Adj. 0.11 0.11 0.12 (0.02) 0.18 0.38 0.01 0.10 0.16 0.27 0.24 0.24 * Average Shares Outstanding – Diluted for the Three Months Ended March 31, 2018 was calculated under the If-Converted method to account for the Company’s convertible debt. Reference Table 7: Earnings Per Share Reconciliation from the Q3 FY2018 Earnings Release.

II-VI Segment Reconciliation: Operating Income to Adjusted Operating Income Q4 FY19 FY19 FY18 Adjusted II-VI Laser Solutions Operating Income $ 11.7 $ 49.3 $ 49.9 Stock Compensation (1.4) (7.0) (5.7) Amortization (0.6) (2.1) (2.1) Acquired businesses one-time expenses - - (2.0) II-VI Laser Solutions Operating Income $ 9.7 $ 40.2 $ 40.1 Adjusted II-VI Photonics Operating Income $ 28.2 $ 106.6 $ 83.2 Stock Compensation (3.6) (12.0) (10.5) Amortization (2.4) (9.3) (9.5) Acquired businesses one-time expenses - (3.4) - II-VI Photonics Operating Income $ 22.2 $ 81.9 $ 63.2 Adjusted II-VI Performance Products Operating Income $ 17.0 $ 53.8 $ 40.0 Stock Compensation (1.8) (6.0) (3.5) Amortization (1.6) (5.2) (3.0) Acquired businesses one-time expenses (0.2) (0.4) - II-VI Performance Products Operating Income $ 13.4 $ 42.2 $ 33.5 Transaction expenses related to pending merger (4.6) (15.6) - Total Operating Income $ 40.7 $ 148.7 $ 136.8 Adjusted Operating Income $ 56.9 $ 209.7 $ 173.1